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AMERICAN EXPRESS [LOGO](R)

               AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY(SM) APPLICATION
                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

                                                       ADMINISTRATIVE OFFICES:
                                                      829 AXP Financial Center
                                                         Minneapolis, MN 55474

1. ANNUITANT FULL NAME (First, Middle Initial, Last)

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ADDRESS (Street Address or P.O. Box, City, State, Zip)

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CITIZENSHIP: / / U.S.
             / / Other (Country)
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SEX                     DATE OF BIRTH               SOCIAL SECURITY NUMBER
/ / M                  (Month/Day/Year)           (Tax Identification Number)
/ / F                       /   /

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2. OWNER (check one)

   / / Same as Annuitant (Do not complete owner information below)
   / / Joint with Annuitant (Spouse only) --Only available for Non-qualified
       Annuities

   / / Other
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FULL NAME (First, Middle Initial, Last) GO TO SECTION 3 IF OWNER IS THE
                                        SAME AS ANNUITANT

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ADDRESS (Street Address or P.O. Box, City, State, Zip)

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RELATIONSHIP TO THE ANNUITANT

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CITIZENSHIP: / / U.S.
             / / Other (Country)
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SEX                     DATE OF BIRTH               SOCIAL SECURITY NUMBER
/ / M                 (Month/Day/Year)            (Tax Identification Number)
/ / F                       /   /
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For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under REMARKS AND
SPECIAL INSTRUCTIONS.
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3. PRIMARY BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)


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CONTINGENT BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)


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4. REPLACEMENT

Will the annuity applied for replace any existing insurance or annuity?
/ / Yes / / No If Yes, provide details -- company, contract number, amount, reason -- under REMARKS.

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5. TYPE OF ANNUITY (check one)

   / / Nonqualified  / / Traditional Individual Retirement Annuity (IRA)
   / / SEP-IRA   / / Roth IRA

IF IRA (check and complete applicable types)

/ / Traditional IRA:         Amount $_____________ for _____ (year)
/ / Traditional IRA:         Amount $_____________ for _____ (year)
/ / SEP-IRA:                 Amount $_____________ for _____ (year)
/ / SEP-IRA:                 Amount $_____________ for _____ (year)
/ / Roth Contributory:       Amount $_____________ for _____ (year)
/ / Roth Contributory:       Amount $_____________ for _____ (year)
/ / Rollover IRA:            Amount $_____________
/ / Trustee to Trustee IRA:  Amount $_____________
/ / Roth Conversion IRA:     Amount $_____________

  NOTE: If you are using the annuity to fund a retirement plan that is already tax-deferred, any tax deferral benefits will be provided by the retirement plan. The annuity will not provide any necessary or additional tax deferral benefits.
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6. OPTIONAL BENEFIT SELECTION

   DEATH BENEFIT SELECTION-- NOTE: If you and the annuitant are age 79 or younger, please make a selection below.

   / / Return of Purchase Payment
   / / Maximum Anniversary Value
   / / 5% Accumulation

   GUARANTEED MINIMUM INCOME BENEFIT (GMIB) SELECTION -- NOTE: GMIB available to annuitant's age 75

   / / 6% Accumulation
       (only available with MAV or the 5% Accumulation Death Benefit selection)

   OTHER BENEFIT SELECTIONS-- NOTE: The Performance Credit can only be selected if no selection is made under GMIB.

   / / 8% Performance Credit
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7. REMARKS AND SPECIAL INSTRUCTIONS
   (including special mailing instructions)













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                                                                       Sig One
240520                    APPLICATION CONTINUES                270235 C (6/01)
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8. PURCHASE PAYMENTS

   Initial Purchase Payment $_____________
   Payment Allocation*:

   FIXED ACCOUNT
   ____% AEL One-Year Fixed Account
         (IF USING DCA, COMPLETE DCA FORM)

   GUARANTEE PERIOD ACCOUNTS (GPA)
   ____% 2 Year Guarantee Period Account
   ____% 3 Year Guarantee Period Account
   ____% 4 Year Guarantee Period Account
   ____% 5 Year Guarantee Period Account
   ____% 6 Year Guarantee Period Account
   ____% 7 Year Guarantee Period Account
   ____% 8 Year Guarantee Period Account
   ____% 9 Year Guarantee Period Account
   ____% 10 Year Guarantee Period Account

   MONEY MARKET
   ____% AXP(R) VP - Cash Management Fund

   LOW MEDIUM YIELD BONDS
   ____% Alliance VP U.S. Gov./High Grade Securities
         Portfolio (Class B)
   ____% AXP(R) VP - Bond Fund
   ____% AXP(R) VP - Federal Income Fund
   ____% Goldman Sachs VIT Global Income Fund

   HIGH YIELD BONDS
   ____% AXP(R) VP - Extra Income Fund

   LARGE CAP STOCKS
   ____% AIM V.I. Capital Appreciation Fund
   ____% AIM V.I. Value Fund
   ____% Alliance VP Premier Growth Portfolio (Class B)
   ____% Alliance VP Technology Portfolio (Class B)
   ____% AXP(R) VP - Blue Chip Advantage Fund
   ____% AXP(R) VP - Diversified Equity Income Fund
   ____% AXP(R) VP - Growth Fund
   ____% AXP(R) VP - Managed Fund
   ____% AXP(R) VP - New Dimensions Fund(R)
   ____% Fidelity VIP III Growth & Income Portfolio (Service Class)
   ____% FTVIPT Mutual Shares Securities Fund - Class 2
   ____% Goldman Sachs VIT Capital Growth Fund
   ____% Goldman Sachs VIT CORE(SM)
   ____% U.S. Equity Fund
   ____% Goldman Sachs VIT Internet Tollkeeper Fund
   ____% Janus Aspen Series Global Technology Portfolio: Service Shares
   ____% Janus Aspen Series Growth Portfolio: Service Shares
   ____% J.P. Morgan U.S. Disciplined Equity Portfolio
   ____% Lazard Retirement Equity Portfolio
   ____% Wells Fargo VT Equity Income Fund

   MID CAP STOCKS
   ____% AXP(R) VP - Capital Resource Fund
   ____% Fidelity VIP III Mid Cap Portfolio (Service Class)
   ____% FTVIPT Franklin Real Estate Fund - Class 2
   ____% Janus Aspen Series Aggressive Growth Portfolio: Service Shares
   ____% MFS(R) Research Series - Initial Class
   ____% MFS(R) Utilities Series - Initial Class
   ____% Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio

   SMALL CAP STOCKS
   ____% AIM V.I. Capital Development Fund
   ____% AXP(R) VP - Small Cap Advantage Fund
   ____% Baron Capital Asset Fund - Insurance Shares
   ____% MFS(R) New Discovery Series - Initial Class
   ____% Royce Micro-Cap Portfolio
   ____% Royce Small-Cap Portfolio
   ____% Third Avenue Value Portfolio
   ____% Wanger U.S. Small Cap

   INTERNATIONAL STOCKS
   ____% Fidelity VIP Overseas Portfolio (Service Class)
   ____% FTVIPT Templeton International Smaller Companies Fund - Class 2
   ____% Goldman Sachs VIT International Equity Fund
   ____% Janus Aspen Series International Growth Portfolio:
         Service Shares
   ____% Lazard Retirement International Equity Portfolio
   ____% Wanger International Small Cap
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   100 % MUST BE WHOLE NUMBERS AND TOTAL 100%
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   *Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.
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   9. IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX DEFERRED RETIREMENT
      PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED UNDER ITEM 4.

      1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue
         Code.
      2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.
      3. I have received a copy of "Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan" and understand the contents.
      4. I have reviewed the costs of my annuity (including any mortality and expense risk charges, administrative charge, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply):

         / / Access to multiple investment managers
         / / Access to a guaranteed interest rate in the fixed accounts
         / / Retirement income guarantee
         / / Guaranteed lifetime income payout rates
         / / Ability to transfer among multiple investment options without additional charges
         / / Death benefit guarantees
         Other (list)
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10. I/WE AGREE THAT:

      1. All statements and answers given above are true and complete to the best of my/our knowledge.
      2. Only an officer of American Enterprise Life Insurance Company can modify any annuity contract or waive any requirement in this application.
      3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in REMARKS above.
      4. I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE
         ANNUITY.
      5. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE
         INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR
         SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE.
      6. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract.
         The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.
      7. I/we acknowledge receipt of American Enterprise Life Insurance
         Company's Privacy Notice.
      8. I/we have read and understood the disclosures listed in Section 9 above.
      9. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.
     10. IF A GUARANTEED MINIMUM INCOME BENEFIT SELECTION IS MADE, I/WE
         ACKNOWLEDGE RECEIPT OF THE GUARANTEED MINIMUM INCOME BENEFIT
         DISCLOSURE.
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
SIGNATURES
                                          X                                     X
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Location (City/State)                     Annuitant Signature                   Owner Signature (if other than annuitant)

                                                                                X
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Date                                                                            Joint Owner (if any) Signature

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240520                    APPLICATION CONTINUES                270235 C (6/01)
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11. STATE SPECIFIC INFORMATION / FRAUD WARNINGS:

    For applicants in Arizona:
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        WRITE TO US IF YOU WANT INFORMATION ABOUT YOUR ANNUITY CONTRACT
        BENEFITS AND PROVISIONS. WE'LL PROMPTLY SEND YOUR REQUESTED INFORMATION. IF FOR ANY REASON YOU ARE NOT SATISFIED WITH THE CONTRACT, YOU MAY RETURN IT TO US OR OUR AGENT WITHIN 10 DAYS AFTER RECEIVING IT. WE WILL REFUND AN AMOUNT EQUAL TO THE SUM OF THE CONTRACT VALUE AND ANY PREMIUM TAX CHARGES AND THE CONTRACT WILL THEN BE VOID.

    For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and
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    Pennsylvania:
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        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE
        COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

    For applicants in Colorado:
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        ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE OR SHE IS
        FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT, MAY BE GUILTY OF INSURANCE FRAUD.

    For applicants in District of Columbia:
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        WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO
        AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

    For applicants in Florida:
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        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR
        DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

        AGENT'S PRINTED NAME:
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        AGENT'S FLORIDA LICENSE ID #:
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    For applicants in Louisiana:
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        ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR
        PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

    For applicants in New Jersey:
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        ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN
        APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

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12. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION. You
    certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

    (1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

    (2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding.

    (3) You are a U.S. person (including a U.S. resident alien).

    You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

    X                                     X
    -----------------------------------   ------------------------------------
    Owner Signature                       Joint Owner Signature (if any)

    -----------------------------------
    Date



                 PLEASE COMPLETE AGENT'S REPORT THAT FOLLOWS.

                                                                       Sig One
240520                                                         270235 C (6/01)
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13. AGENT'S REPORT (Type or Print)

Agent's Name
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Agent's Social Security Number
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Agency Name and Number (if applicable)
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Telephone Number (   )
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Fax Number (   )
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Branch Address
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Sale Location
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I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason -- under REMARKS and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).


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 CHECK ONE BOX BELOW

 To the best of my knowledge, this application / / DOES / / DOES NOT involve replacement of existing life insurance or annuities.

 X
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 Licensed Agent Signature

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14. TELEPHONE TRANSACTION AUTHORIZATION

I/We authorize American Enterprise Life Insurance Company (AEL) to accept telephone instructions -- for transfers, payment allocation changes, and dollar-cost averaging (DCA) -- from my/our Agent,
                                                ------------------------------
and/or Licensed Agent Assistant,                                    assigned
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to my/our AEL variable annuity.

The authorization is valid until I/we cancel it in writing. Also, without notice, AEL may cancel or suspend authorization at any time.

I/We agree that AEL, affiliated companies, officers and directors are not liable for any loss, liability, or expense I/we incur in connection with any telephone instructions from my/our agent/licensed agent assistant that is reasonably believed to be genuine by AEL. If, for any reason, AEL is concerned about a request, AEL has the authority to refuse any instructions from my/our agent/licensed agent assistant. I/We understand that the proper procedures for initiating transfers, payment allocation changes, and dollar-cost averaging, by telephone from my/our agent/licensed agent assistant: I/We
     o    Must speak directly to my/our agent/licensed agent assistant;
     o Understand AEL must be contacted by my/our agent/licensed agent assisant before 3:00 p.m. (Central Standard Time) in order for the transaction to be processed the same day; and
     o Must follow procedures specified in the current prospectus/contract for the AEL variable annuity.


SIGNATURES

X
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Signature of Contract Owner                               Date Signed

X
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Signature of Joint Contract Owner (if any)                 Date Signed


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 For Investment Professional Use Only (check one):

  / / Option A

  / / Option C

 Note: Please contact your Broker/Dealer with any questions.

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                                                                       Sig One
240520                                                         270235 C (6/01)